SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only

        (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to
        SS.240.14a-11(c) or SS.240.14a-12


                            CAREERENGINE NETWORK INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         1)    Title of each class of securities to which  transaction  applies:
               N/A

         2)    Aggregate number of securities to which transaction applies:
               N/A

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
               N/A

         4)    Proposed maximum aggregate value of transaction:
               N/A

         5)    Total fee paid:
               N/A

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:  N/A
         2)    Form, Schedule or Registration Statement No.: N/A
         3)    Filing Party:  N/A
         4)    Date Filed:  N/A

                            [CAREERENGINE LETTERHEAD]

                           CAREERENGINE NETWORK, INC.
                              2 World Trade Center
                                   Suite 2112
                            New York, New York 10048


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD THURSDAY, JUNE 1, 2000


The Annual Meeting of Stockholders of CareerEngine Network, Inc. (formerly Helmstar Group, Inc.) (the "Company") will be held at the offices of Richard A. Eisner & Company, LLP, 575 Madison Avenue, 8th Floor, New York, New York 10022, on Thursday, June 1, 2000 at 3:00 p.m. for the following purposes:

1.       To elect two (2) Directors to serve for a term of three (3) years;

2.       To ratify the selection of independent public accountants for 2000; and

3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 14, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOU PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU DESIRE.


                                              By Order of the Board of Directors


                                               Anthony S. Conigliaro
                                               Secretary

New York, New York
April 28, 2000

                           [CAREERENGINE LETTERHEAD]

                           CAREERENGINE NETWORK, INC.
                              2 World Trade Center
                                   Suite 2112
                            New York, New York 10048


                                PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CareerEngine Network, Inc. (formerly Helmstar Group, Inc.), a Delaware corporation (the "Company"), of proxies for use in voting at the Annual Meeting of Stockholders to be held at the offices of Richard A. Eisner & Company, LLP, 575 Madison Avenue, 8th Floor, New York, New York 10022, on Thursday, June 1, 2000 at 3:00 p.m., and any adjournment or postponement thereof, for the purposes set forth in the attached Notice of Annual Meeting. The approximate date on which this Proxy Statement and the accompanying proxy will be mailed to stockholders is April 28, 2000. The Company's Annual Report, including financial statements, is being mailed to stockholders along with this Proxy Statement. The shares represented by the proxies received, properly dated and executed and not revoked, will be voted at the Annual Meeting. A proxy may be revoked in writing at any time before it is exercised by filing with the Secretary of the Company at its principal office, 2 World Trade Center, Suite 2112, New York, New York 10048, an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and election to vote in person.

         On the matters coming before the Annual Meeting, shares for which proxies are received will be voted in accordance with choices specified by the stockholders by means of the ballot on the proxy. If no choice is specified, each share will be voted FOR the election of the two (2) nominees for Director listed in this Proxy Statement and FOR approval of Proposal 2 described in the attached notice and in this Proxy Statement.

         The close of business on April 14, 2000 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of the close of business on such date, the Company had 5,437,273 shares of Common Stock, $.10 par value, outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters submitted for a vote of stockholders at the Annual Meeting.

         A majority of the outstanding shares of Common Stock of the Company will constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum is not present, in person or by proxy, the meeting may be adjourned from time to time until a quorum is obtained.

         The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers and other employees of the Company by personal interview, telephone or telegraph. No additional compensation will be paid for such solicitation. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse those persons for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                                   MANAGEMENT
Board of Directors

         Under the Company's By-Laws, the Board of Directors is divided into three classes. Members of each class are elected to serve for a term of three years and until their successors are elected or until their resignation, removal or ineligibility.

         During 1999, the Board had 4 meetings.

         The Company's By-Laws provide for an Executive Committee consisting of the Chairman of the Board and not less than two other Directors to exercise the powers of the Board during the intervals between meetings of the Board. During 1999, the Executive Committee consisting of Messrs. George W. Benoit and Charles
W. Currie had 5 meetings.

         The Board has an Audit Committee consisting of Directors who are not employees of the Company. This committee discusses audit and financial reporting matters with both management and the Company's independent public accountants. To ensure independence, the independent public accountants may meet with the Audit Committee with or without the presence of management representatives. During 1999, the Audit Committee consisting of Messrs. Joseph J. Anastasi, Charles W. Currie, David W. Dube and James J. Murtha had 1 meeting.

         The Board has a Compensation Committee for the purpose of reviewing the compensation of officers and employees of the Company and making recommendations to the Board with respect thereto. During 1999, the Compensation Committee consisting of Messrs. Benoit, Currie and Dube had 3 meetings.

         The Board has a Nominating Committee to propose nominees for election to the Board. During 1998, the Nominating Committee consisting of Messrs. Benoit, Anastasi, Murtha and Dube had 1 meeting. The Nominating Committee will consider suggestions for potential nominees submitted by stockholders if mailed to the Chairman of the Board.

         The Board has an Incentive Compensation Committee for the purpose of administering and making incentive compensation awards under the Company's 1990 Incentive Compensation Plan. During 1999, the Incentive Compensation Committee consisting of Messrs. Benoit, Currie, and Dube had 2 meetings.

         Each Director attended at least 75% of the aggregate of the total number of Board meetings and meetings of all committees of the Board on which he serves.

Election of Directors

         Two Directors whose terms expire at the Annual Meeting have been nominated for reelection for a term of three years. They are Charles W. Currie and Kevin J. Benoit.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES AND IT IS INTENDED THAT THE PROXIES RECEIVED WILL BE VOTED "FOR" THESE NOMINEES UNLESS OTHERWISE PROVIDED THEREIN. THE BOARD KNOWS OF NO REASON WHY ANY OF THESE NOMINEES WILL BE UNABLE TO SERVE, BUT, IN SUCH EVENT, THE PROXIES RECEIVED WILL BE VOTED FOR SUCH SUBSTITUTE NOMINEE AS THE BOARD MAY RECOMMEND.

Directors and Executive Officers

         There are no family relationships among any of the Directors or executive officers of the Company, other than Kevin J. Benoit, who is the son of George W. Benoit, Chairman of the Company.

         The Company does not pay Directors who are employees of the Company any fees for serving as Directors, but reimburses them for their out-of-pocket expenses in connection with such duties. The Company pays Directors who are not employees of the Company an annual retainer of $12,000 plus expenses incurred for attending meetings of the Board, Annual Stockholders Meetings and for each meeting of a committee of the Board not held in conjunction with a Board meeting.

Nominees for Director FOR A 3 YEAR TERM

         CHARLES W. CURRIE, 57, has been a Director of the Company since 1986. Mr. Currie has been a partner with Asset Management Services LLC, a company that provides marketing services to investment managers, since August 1996. From June 1993 to July 1996, he was a Senior Vice President with Pryor, McClendon, Counts & Co., Inc., investment bankers. From July 1990 to June 1993, Mr. Currie was a Vice President with Reinoso & Co., Inc., a municipal bond dealer.

         KEVIN J. BENOIT, 37, has been a Director of the Company since August, 1999. He is the sole principal of Stratford Capital Management, Inc., an investment management firm, and an employee of the Company. Mr. Benoit is a registered C.T.A. and C.P.O. and specializes in arbitrage and hedging strategies. His business experience includes employment with Prudential Securities, Inc. (1987-1995) as Vice President of Arbitrage and Hedging in their Municipal Bond Department, and Bear, Stearns, Inc. (1984-1987) where he served in a similar capacity. Mr. Benoit received his bachelor's degree (BA-Economics) from the University of Rochester and his master's degree (MBA) from Fordham University. He is the son of the Company's Chairman, George W. Benoit.

Directors Continuing in Office

         GEORGE W. BENOIT, 63, has been President of the Company and a Director since 1971. His current term as a Director expires in 2001. In addition, Mr. Benoit has been Chairman of the Board of Directors since 1972.

         DAVID W. DUBE, 44, has been a Director of the Company since June 1996. His current term as a Director expires in 2001. Mr. Dube is a private investor with active interests in various real estate, financial services and giftware companies. He was Senior Vice President and Chief Financial Officer of FAB Capital Corp., a merchant banking and securities investment firm, and served in various other capacities through October 1999. Mr. Dube was President and Chief Executive Officer of Optimax Industries, Inc., a publicly-traded company with operating interests in the horticultural, decorative giftware and truck parts accessories industries, from July 1996 to September 1997. From February 1991 to June 1996, he was the principal of Dube & Company, a financial consulting firm. Mr. Dube serves on the Boards of Directors of publicly-traded Kings Road Entertainment, Inc., New World Wine Communications, Ltd., and SafeScience, Inc. and several privately-held enterprises. Mr. Dube is a certified public accountant in the State of New Hampshire and holds general and principal securities licenses.

         JOSEPH G. ANASTASI, 63, has been a Director of the Company since September 1986. His current term expires in 2002. Since 1960, Mr. Anastasi has been owner and president of Montgomery Realty Company, Inc., a firm specializing in commercial sales, development consulting and property management. He was president of The Anastasi Stephens Group, Inc. which was engaged in real estate development and was the general partner of Muirkirk Manor Associates Limited Partnership. Muirkirk Manor filed bankruptcy in December 1994 and it was discharged in December 1995. The Anastasi Stephens Group, Inc. has been inactive since that time.

         JAMES J. MURTHA, 51, has been a Director of the Company since December 1986. His current term expires in 2002. Since June 1997, Mr. Murtha has been self-employed as a real estate investor. From August 1994 to June 1997, Mr. Murtha held the position of President of Kenwood Capital, L.P. He was the President of Kenwood Holdings, Inc. from February 1992 through August 1994. Both companies focus on real estate investments. In June 1997, Mr. Murtha filed a petition for personal bankruptcy, which was discharged in August 1998.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         The following table sets forth information, as of March 31, 2000, concerning the beneficial ownership of the Company's Common Stock by (i) each Director of the Company and (ii) all Directors and executive officers of the Company as a group.

                                                          Beneficial Ownership
                                                          --------------------
                                                               Number of
Name                                                            Shares         Percent
----                                                            ------         -------
George W. Benoit (1)                                          1,610,920        29.63%
Kevin J. Benoit (2) (3)                                         311,300         5.73
Charles W. Currie (4)                                           271,780         5.00
Joseph G. Anastasi                                                2,200          (5)
David W. Dube                                                     4,000          (5)
All Directors and executive officers as a group (6 persons)   2,225,700         40.93%

-------------------------
(1)      Includes options to purchase 37,500 shares of Common Stock.
(2) Includes 21,000 shares of Common Stock held in the Kevin J. Benoit 1998 Family Trust, of which Kevin J. Benoit is the Trustee. Mr. Benoit disclaims any beneficial ownership of such shares.
(3)      Includes options to purchase 20,000 shares of Common Stock.
(4) Includes 200 shares of Common Stock owned by Mr. Currie's wife as to which Mr. Currie disclaims any beneficial ownership.
(5)      Less than 1 percent.

         Officers, Directors and persons who own more than ten percent of a registered class of the Company's equity securities are required by Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the Commission. Officers, Directors and greater than ten-percent shareholders are required by the Commission's rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company, or representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements were complied with in a timely manner.

         The following table sets forth information, as of March 31, 2000, concerning the beneficial ownership of the Company's Common Stock by each stockholder known by the Company to own more than 5% of the outstanding Common Stock.

                                                     Beneficial Ownership
                                                     --------------------
                                             Number of
  Name and Address                            Shares                     Percent
  ----------------                            ------                     -------
George W. Benoit (1)                         1,610,920                    29.63%
CareerEngine Network, Inc.
2 World Trade Center
New York, NY 10048

Kevin J. Benoit (2) (3)                        311,300                     5.73
CareerEngine Network, Inc.
2 World Trade Center
New York, NY 10048

                                                    Beneficial Ownership
                                                    --------------------
                                            Number of
 Name and Address                            Shares                     Percent
 ----------------                            ------                     -------
Barry W. Blank (4)                           359,800                       6.62
P.O. Box 32056
Phoenix, AZ 85064

Charles W. Currie (5)                        271,780                       5.00
Asset Management Services LLC
39 Broadway
New York, NY 10006

(1)      Includes options to purchase 37,500 shares of Common Stock.
(2) Includes 21,000 shares of Common Stock held in the Kevin J. Benoit 1998 Family Trust, of which Kevin J. Benoit is the Trustee. Mr. Benoit disclaims any beneficial ownership of such shares.
(3)      Includes options to purchase 20,000 shares of Common Stock.
(4) This information was confirmed to the Company by Mr. Blank on April 1, 2000.
(5) Includes 200 shares of Common Stock owned by Mr. Currie's wife as to which Mr. Currie disclaims any beneficial ownership.


Executive Officer Compensation

         The following table shows, for the fiscal years ending December 31, 1999, 1998 and 1997, the cash and other compensation paid or accrued to the named executives for services in all capacities.


                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation
                                           -------------------
Name and                                                          All Other
Principal Position                 Year    Salary        Bonus  Compensation (a)
------------------                 ----    ------        -----  ----------------

George W. Benoit                   1999    $201,571                $36,067
 Chairman of the Board             1998     201,414   $ 50,000      36,344
  of Directors, President          1997     201,830    200,000      36,576

Anthony S. Conigliaro              1999      70,962
 Vice President and
  Chief Financial Officer,
  Treasurer and Secretary

Thomas J. Ferrara                  1999    132,259      50,000
 President, CareerEngine, Inc.,    1998     62,307
  a wholly-owned subsidiary of
  CareerEngine Network, Inc.

Kevin J. Benoit                    1999    143,750     145,000
 Vice President, Randolph,
  Hudson & Co., Inc.,
  a wholly-owned subsidiary of
  the Company

(a)      Company's  share of insurance  premium on Split  Dollar Life  Insurance
         Agreement.

         Executive compensation can vary widely from year to year. The Company may pay discretionary bonuses to its salaried employees. Bonuses are determined by the Compensation Committee of the Board of Directors.

COMPENSATION PURSUANT TO PLANS

         401(k) Cash or Deferred Compensation Plan. The Company maintains a tax-qualified 401(k) cash or deferred compensation plan that covers all eligible employees, as defined, who have completed three months of service and attained age 21. Participants are permitted, within the limitations imposed by the Internal Revenue Code, to make pre-tax contributions to the plan pursuant to salary reduction agreements. The Company may, in its discretion on an annual basis, make additional contributions. The contributions of the participants and the Company are held in separate accounts. Participants are always fully vested in both accounts.

         1990 Incentive Compensation Plan. The stockholders approved the Company's 1990 Incentive Compensation Plan (the "Plan") on June 7, 1990. On June 5, 1996, the Plan was amended to increase the number of shares available for grant (the "Amended Plan"). Pursuant to the Amended Plan, 750,000 shares of the Company's Common Stock have been reserved for issuance to officers and other key employees as incentive or nonqualified stock options, stock appreciation rights ("SARs") or restricted stock awards. Incentive stock options must have an exercise price per share equal to no less than the fair market value of the Company's Common Stock on the date of grant (110% in the case of a 10% stockholder). Incentive stock options may not be exercised after 10 years from the date of grant (five years in the case of a 10% stockholder). Nonqualified stock options cannot be exercised prior to one year or after ten years from the date of grant. Concurrently with nonqualified options granted, participants may also receive SARs. SARs will provide participants with cash equal to the difference between the fair market value of the number of shares for which the SAR award is exercised and the exercise price of nonqualified stock options on the date the SAR award is exercised. Restricted stock will be subject to restrictions which will render such shares subject to forfeiture. Additionally, restricted stock will be nontransferable during the period any restrictions apply. The Board of Directors has established an Incentive Compensation Committee to administer the Plan. No member of such committee shall be eligible to receive any type of award under the Plan. During 1992, options to purchase an aggregate of 150,000 shares were granted to employees, none of whom were executive officers. During 1996, options to purchase 50,000 of those shares expired. On April 7, 1999, options to purchase 460,000 shares were granted to various employees, including George W. Benoit (150,000), Kevin J. Benoit (100,000) and Thomas J. Ferrara (100,000). No other awards have been made under the Plan and no options have been exercised. The Plan was terminated on June 3, 1999.

         1999 Stock Option Plan. The Stockholders approved the 1999 Stock Option Plan (the "99 Plan"), which provides, among other matters, for incentive and non-qualified stock options to purchase 350,000 shares of Common Stock. The purpose of the 99 Plan is to provide incentives to officers, key employees, directors, independent contractors and agents whose performance will contribute to the long-term success and growth of the Company, to strengthen the ability of the Company to attract and retain officers, key employees, directors, independent contractors and agents of high competence, to increase the identity of interests of such people with those of the Company's stockholders and to help build loyalty to the Company through recognition and the opportunity for stock ownership. The 99 Plan is administered by the Incentive Compensation Committee of the Board.

         The 99 Plan permits the granting of both incentive stock options and non-qualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of the Company's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Board may determine at the time it grants options.

         Under the 99 Plan, incentive stock options may be granted only to officers and employees and non-qualified stock options may be granted to officers, employees as well as directors, independent contractors and agents. Persons eligible to receive options consist primarily of three (3) officers and ten (10) key employees.

         The 99 Plan expires on March 31, 2009 unless earlier terminated or suspended by the Board. The 99 Plan may be amended, terminated or modified by the Board at any time, except that the Board may not, without approval by a vote of the stockholders of the Company (i) increase the maximum number of shares for which options may be granted under the 99 Plan, (ii) change the persons eligible to participate in the 99 Plan, or (iii) materially increase the benefits accruing to participants under the 99 Plan. No such termination, modification or amendment may affect the rights of an optionee under an outstanding option or the grantee of an award. During 1999, no awards have been made under the 99 Plan and no options have been exercised.

         Split Dollar Life Insurance Agreement.  The Company's Chairman,  George
W. Benoit, is presently the owner and holder of 1,610,920 shares of the Company's Common Stock. The Company has been advised that on the death of George Benoit, his estate may be required to publicly sell all or substantially all of such shares to satisfy estate tax obligations. The public sale of all such shares might destabilize the market for the Company's publicly traded stock. Accordingly, as of January 20, 1995, the Company entered into an agreement (commonly known as a split dollar life insurance agreement) with a trust created by Mr. Benoit (the "Trust"). Under the terms of the agreement, the Company will pay the premiums for a $1,000,000 life insurance policy on the life of Mr. Benoit. The Trust has granted an interest in the policy to the Company to the extent of the sum of all premium payments made by the Company. These arrangements are designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized upon Mr. Benoit's death or the surrender of the policy, the Company will recover all of its insurance premium payments. The portion of the premium paid by the Company in 1999 pursuant to this arrangement was $36,067.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected Richard A. Eisner & Company, LLP, as independent public accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year 2000. This selection is being presented to the stockholders for their ratification at the Annual Meeting. The firm of Richard A. Eisner & Company, LLP, has audited the Company's financial statements since 1987.

         It is expected that representatives of Richard A. Eisner & Company, LLP, will attend the Annual Meeting and will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate stockholder questions.

         Ratification of the selection of Richard A. Eisner & Company, LLP, as independent public accountants will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SUCH RATIFICATION AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                                 OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

         In order for stockholders' proposals for the 2001 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in New York, New York, prior to January 1, 2001.

         A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB (without exhibits) will be provided without charge to any stockholder who submits a written request addressed to the Secretary of the Company.


                                        By Order of the Board of Directors

                                        /s/ Anthony S. Conigliaro
                                        --------------------------
                                        Anthony S. Conigliaro
                                        Secretary
                                        April 28, 2000

                                REVOCABLE PROXY
                           CAREERENGINE NETWORK, INC.

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     Revoking any such prior appointment, the undersigned hereby appoints George
W. Benoit and David W. Dube, and each of them, attorneys and agents, with power of substitution to vote as Proxy for the undersigned as herein stated, at the Annual Meeting of Stockholders of CareerEngine Network, Inc (the "Company"), to be held at the offices of Richard A. Eisner & Company, LLP, 575 Madison Avenue, 8th Floor, New York, New York 10022, on Thursday, June 1, 2000 at 3:00 p.m., and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

1. Election of Directors: To elect

                                        With-                    For All
             [   ]  For         [   ]   hold             [   ]   Except

the nominees listed below:
Charles W. Currie
Kevin J. Benoit

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------


2. Proposal to ratify the selection of independent public accountants.


             [   ]  For         [   ]   Against          [   ]   Abstain



     Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares.

     The Board of Directors recommends a vote FOR the election of the nominees and FOR Proposal 2.

     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED (1) FOR THE ELECTION OF THE DIRECTORS AND (2) FOR THE PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN ITEMS
(1) AND (2) ABOVE, AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     The stockholder(s) hereby acknowledge(s) receipt of a copy of the Proxy Statement relating to such Annual Meeting.


                         Please be sure to sign and date
                          this Proxy in the box below.
                    ________________________________________
                                      Date

                    _________________________________________
                             Stockholder sign above

                    _________________________________________
                          Co-holder (if any) sign above


                           CAREERENGINE NETWORK, INC.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY